Blucora, Inc 8-K

Exhibit 99.1

Blucora Enters into $270 Million Amended and Restated Credit Facility

DALLAS, January 25, 2023 – Blucora, Inc. (“Blucora” or the “Company”) (NASDAQ: BCOR) announced today that the Company and certain of its wholly-owned subsidiaries entered into a credit agreement (the “Amended and Restated Credit Agreement”), which amended and restated the Company’s existing credit agreement, dated May 22, 2017, as amended.

The Amended and Restated Credit Agreement provides for a delayed draw term loan facility of up to a maximum principal amount of $270 million and also provides for a revolving credit facility with an additional commitment amount of $50 million. The Amended and Restated Credit Agreement will allow the Company to fund shareholder repurchases and be used for general corporate purposes. In addition, any loans under the revolving credit facility may be used to finance working capital needs and for general corporate purposes. No amounts were borrowed under the delayed draw term loan facility or the revolving credit facility as of January 24, 2023. The maturity date of the delayed draw term loan facility and the revolving credit facility is January 24, 2028, subject to certain conditions.

Chris Walters, the Company’s Chief Executive Officer, commented, “We are pleased to complete this Term Loan A re-financing with the support of our banking group, who see the strength, positive momentum and long-term potential of our business. The delayed draw nature of the term loan allows us to keep interest costs down as we draw in alignment with our buyback progress and other cash needs. Reducing the interest rate, relative to our previous credit agreement, along with eliminating the significant upfront costs associated with a Term Loan B approach is a win for investors. While we do not expect to draw upon the revolving loan capacity in the near term, the revolving credit facility will allow us greater flexibility to improve our overall capital structure and drive growth in our business.”

About Blucora®

Blucora, Inc. (NASDAQ: BCOR) delivers tax-focused wealth management solutions for Financial Professionals, tax professionals and CPA firms, supporting our goal of minimizing clients’ tax burdens through comprehensive tax-focused financial planning. We have two distinct, but related, models within our business: the independent Financial Professional model and the employee-based model. We refer to our independent Financial Professional model as Avantax Wealth Management®. Avantax Wealth Management offers services through its registered broker-dealer, registered investment advisor (RIA), and insurance agency subsidiaries and is a leading U.S. tax-focused independent broker-dealer that works with a nationwide network of Financial Professionals operating as independent contractors. We refer to our employee-based model as Avantax Planning Partners℠. Avantax Planning Partners offers services through its RIA and insurance agency by partnering with CPA firms to provide their consumer and small-business clients with holistic financial planning and advisory services. Collectively, we had $73 billion in total client assets as of September 30, 2022.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation, statements regarding expectations relating to draw downs under the revolving credit facility and the anticipated benefits of the Amended and Restated Credit Agreement. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook,” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to: our ability to effectively compete within our industries; our ability to generate strong performance for our clients and the impact of the financial markets on our clients’ portfolios; our expectations concerning the revenues we generate from fees associated with the financial products that we distribute; our ability to attract and retain financial professionals, employees, clients, and customers, as well as our ability to provide strong customer/client service; our future capital requirements and the availability of financing, if necessary; our ability to meet our current and future debt service obligations, including our ability to maintain compliance with our debt covenants; any downgrade of the Company’s credit ratings; the impact of new or changing legislation and regulations (or interpretations thereof) on our business, including our ability to successfully address and comply with such legislation and regulations (or interpretations thereof) and increased costs, reductions of revenue, and potential fines, penalties, or disgorgement to which we may be subject as a result thereof; risks, burdens, and costs, including fines, penalties, or disgorgement, associated with our business being subjected to regulatory inquiries, investigations, or initiatives, including those of the Financial Industry Regulatory Authority, Inc. and the Securities and Exchange Commission (the “SEC”); risks associated with legal proceedings, including litigation and regulatory proceedings; our ability to close, finance, and realize all of the anticipated benefits of acquisitions, as well as our ability to integrate the operations of recently acquired businesses, and the potential impact of such acquisitions on our existing indebtedness and leverage; our ability to retain employees and acquired client assets following acquisitions; any compromise of confidentiality, availability or integrity of information, including cyberattacks; our ability to manage leadership and employee transitions, including costs and time burdens on management and our board of directors related thereto; political and economic conditions and events that directly or indirectly impact the wealth management industry; the impact of the continuing COVID-19 pandemic on our results of operations and our business, including the impact of the resulting economic and market disruption and changes in customer behavior related to the foregoing; our ability to maintain our relationships with third-party partners, providers, suppliers, vendors, distributors, contractors, financial institutions, industry associations, and licensing partners, and our expectations regarding and reliance on the products, tools, platforms, systems, and services provided by these third parties; our ability to respond to rapid technological changes, including our ability to successfully release new products and services or improve upon existing products and services; risks related to goodwill and acquired intangible asset impairment; our ability to develop, establish, and maintain strong brands; risks associated with the use and implementation of information technology and the effect of security breaches, computer viruses, and computer hacking attacks; our ability to comply with laws and regulations regarding privacy and protection of user data; our assessments and estimates that determine our effective tax rate; our ability to protect our intellectual property and the impact of any claim that we infringed on the intellectual property rights of others; disruptions to our business and operations resulting from the transition services we are providing in connection with the sale of our tax software business (the “TaxAct Sale”); our failure to realize the expected benefits of the TaxAct Sale; and the effects on our business of actions of activist stockholders. A more detailed description of these and certain other factors that could affect actual results is included in Blucora’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC and reflect our good faith beliefs, assumptions, and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

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Important Additional Information

The Company intends to file a definitive proxy statement, accompanying WHITE proxy card and other relevant documents with the SEC in connection with the solicitation of proxies for the Company’s 2023 annual meeting of stockholders (the “Annual Meeting”). BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company with the SEC free of charge from the SEC’s website at www.sec.gov. In addition, copies will be available at no charge by selecting “SEC Filings” under “Financial Information” in the “Investors” tab of the Company’s website at www.blucora.com.

The Company, its directors and certain of its executive officers and employees are participants in the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting. The names of these directors, executive officers and employees and their respective direct and indirect interests, by security holdings or otherwise, in the Company are set forth in the Company’s Current Report on Form 8-K filed with the SEC on January 23, 2023.

Investors:

Dee Littrell

Investor Relations

(972) 870-6463

ir@blucora.com

Media:

Gagnier Communications

Dan Gagnier

(646) 569-5897

blucora@gagnierfc.com

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